UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 16, 2005

TRESTLE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-23000	95-4217605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Technology, # 105 Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 673-1907

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 11, 2005, the Company concurrently entered into and consummated an asset purchase agreement with InterScope Technologies, Inc. to acquire substantially all of the assets of InterScope Technologies, Inc. The acquisition price was 337,838 shares of unregistered Trestle common stock and cash in the amount equal to $177,928.93. A copy of the asset purchase agreement is attached to this Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 2.01. - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

See disclosure under Section 1.01. The acquired assets consists of all of the intellectual property, all of the accounts receivable receivables except for $15,000, and all of the fixed assets. Additionally, Trestle hired certain personnel from InterScope to carry on the business.

Item 3.02. - UNREGISTERED SALES OF EQUITY SECURITIES.

On March 11, 2005, the Company entered into an asset purchase agreement with InterScope Technologies, Inc. to acquire substantially all of the assets of InterScope Technologies, Inc. The acquisition price consisted in part of 337,838 shares of Trestle Holdings, Inc. common stock. The last reported closing bid for Trestle Holdings, Inc. common stock on March 10, 2005 was $3.05. The total value of the shares sold was $1,030,406. After giving effect to this stock issuance, the total number of Trestle Holdings, Inc. common stock outstanding is 8,238,035 shares.

Item 5.02. - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On March 10, 2005, Dr. Michael Becich was appointed to the Company's Board of Directors. Dr. Becich will receive a one-time option grant of 30,000 at market, vesting 25% each quarter, $20,000 in cash each year for serving on the Board, and 10,000 options at the beginning of each year, at market, vesting 25% at the end of each quarter.

Item 8.01. - OTHER EVENTS.

      On March 14, 2004, the Company issued a press release announcing that it has consummated its previously announced acquisition of the assets of InterScope Technologies, Inc and the appointment of Dr. Becich to the Board of Directors. The press release incorrectly overstated the number of shares by 40,000 shares. The correct number of shares was 337,838 shares of Trestle Holdings, Inc. common stock. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. - FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

99.1	Press release dated March 14, 2005.
99.2	Asset Purchase Agreement dated February 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRESTLE HOLDINGS, INC.

Date: March 16, 2005	By:	/s/ BARRY HALL
_______________________ Barry Hall
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated as of March 14, 2005.
99.2	Asset Purchase Agreement dated February 28, 2005.